Exhibit 10.16
SIXTH AMENDMENT
TO LOAN AGREEMENT
     THIS SIXTH AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is made and entered into as of September 28, 2007 by and between WESTERN RESERVE BANCORP, INC., an Ohio corporation (the “Borrower”) and TCF NATIONAL BANK, a national banking association (the “Bank”).
RECITALS:
          A. The Borrower and the Bank are parties to a certain letter loan agreement dated as of May 5, 2003, as amended by a certain First Amendment to Loan Agreement dated as of March 31, 2005, as further amended by a certain Second Amendment to Loan Agreement dated as of June 30, 2005, as further amended by a certain Third Amendment to Loan Agreement dated as of July 20, 2006, as further amended by a certain letter agreement dated as of February 6, 2007, and as further amended by a certain Fifth Amendment to Loan Agreement and Waiver dated as of June 21, 2007 (as amended, the “Loan Agreement”). All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.
          B. The Borrower has requested that the Bank (i) extend the Maturity Date of the existing $3,000,000 revolving line of credit and $1,000,000 revolving line of credit from September 30, 2008 to July 1, 2009, (ii) modify the Total Capital Base covenant and (iii) modify certain other terms and provisions set forth in the Loan Agreement.
          C. The Bank has agreed to make said modifications upon the terms and subject to the conditions herein set forth.
AGREEMENTS:
     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the nature, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
          Section 1. Conditions Precedent. The effectiveness of all of the amendments and agreements set forth in this Amendment are subject to condition precedent that the Bank shall have received all of the following items, each dated such date and in form and substance satisfactory to the Bank, and each duly executed by all appropriate parties:
     (a) This Amendment.
     (b) An Amended and Restated Promissory Note in substantially the form of Exhibit A attached hereto made payable by the Borrower to the order of the Bank in the original principal amount of $3,000,000.
     (c) An Amended and Restated Promissory Note in substantially the form of Exhibit B attached hereto made payable by the Borrower to the order of the Bank in the original principal amount of $1,000,000.
     (d) A certificate of the secretary or an assistant secretary of the Borrower, certifying: (i) the names of the officers of the Borrower authorized to sign this Amendment and the other documents delivered or to be delivered in connection herewith to which the Borrower is a party or by which it is bound, (ii) that the Articles of Incorporation and Bylaws of the Borrower have not been amended, modified, supplemented or restated since the date such documents were last certified to the Bank, and (iii) a copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance by the Borrower of this Amendment and any other documents delivered or to be delivered in connection herewith to which the Borrower is a party or by which it is bound, together with all documents evidencing other necessary corporate action.
     (e) Such other documents or instruments as the Bank may reasonably require.
     Section 2. Amendments.
     (a) The Loans. Section 1.1 of the Loan Agreement is hereby amended by deleting the reference to “September 30, 2008” and replacing it with a reference to “July 1, 2009”.
     (b) Total Capital Base. Section 4.15 of the Loan Agreement is hereby amended by deleting the reference to “$10,500,000” and replacing it with a reference to “$12,000,000”.
          Section 3. Representations; No Default. The Borrower represents and warrants that: (a) the Borrower has the power and legal right and authority to enter into this Amendment and has duly authorized the execution and delivery of this Amendment and other agreements and documents executed and delivered by the Borrower in connection herewith, (b) neither this Amendment nor the agreements contained herein contravene or constitute an Event of Default, or an event which with the giving of notice or passage of time or both would mature into an Event of Default (an “Unmatured Event of Default”), under the Loan Agreement or a default under any other agreement, instrument or indenture to which the Borrower is a party or a signatory, or any provision of the Borrower’s Articles of Incorporation or Bylaws or, to the best of the Borrower’s knowledge, any other agreement or requirement of law, or result in the imposition of any lien or other encumbrance on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Bank, (c) no consent, approval or authorization of or registration or declaration with any party, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of this Amendment or other agreements and documents executed and delivered by the Borrower in connection herewith or the performance of obligations of the Borrower herein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Bank, (d) no events have taken place and no circumstances exist at the date hereof which would give the Borrower grounds to assert a defense, offset or counterclaim to the obligations of the Borrower under the Loan Agreement or any of the other Loan Documents (defined below), and (e) there are no known claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including attorneys’ fees) of any kind, character or nature whatsoever, fixed or contingent, which the Borrower may have or claim to have against the Bank, which might arise out of or be connected with any act of commission or omission of the Bank existing or occurring on or prior to the date of this Amendment, including, without limitation, any claims, liabilities or obligations arising with respect to the indebtedness evidenced by the Notes.
          Section 4. Reaffirmation of Pledge Agreement. The Borrower hereby reaffirms that the unpaid balance of the Notes and all of the other obligations of the Borrower under the Loan Agreement are now and shall hereafter continue to be secured by, among other things, a first priority, perfected security interest in the “Collateral” described in that certain Pledge Agreement dated May 5, 2003 executed by the Borrower in favor of the Bank. All of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such Pledge Agreement and any and all other documents and agreements entered into with respect

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to the obligations of the Borrower under the Loan Agreement (collectively, the “Loan Documents”) are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.
          Section 5. Affirmation, Further References. The Bank and the Borrower each acknowledge and affirm that the Loan Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Loan Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Loan Agreement and the Loan Documents are hereby amended and shall refer to the Loan Agreement and the Loan Documents, as amended by this Amendment.
          Section 6. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into it all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.
          Section 7. Severability. Whenever possible, each provision of this Amendment and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.
          Section 8. Successors. This Amendment shall be binding upon the Borrower, the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Bank and to the respective successors and assigns of the Bank.
          Section 9. Costs and Expenses. The Borrower agrees to reimburse the Bank, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorneys’ fees and legal expenses of counsel for the Bank) incurred in connection with the Loan Agreement, including in connection with the negotiation, preparation and execution of this Amendment and all other documents negotiated, prepared and executed in connection with this Amendment, and in enforcing the obligations of the Borrower under this Amendment, and to pay and save the Bank harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment.
          Section 10. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.
          Section 11. Counterparts. This Amendment may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and any party to this Amendment may execute any such agreement by executing a counterpart of such agreement.
          Section 12. Governing Law. This Amendment shall be governed by the internal laws of the State of Minnesota, without giving effect to conflict of law principles thereof.

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           Section 13. No Waiver. Except as expressly provided herein, nothing contained in this Amendment (or in any other agreement or understanding between the parties) shall constitute a waiver of, or shall otherwise diminish or impair, the Bank’s rights or remedies under the Loan Agreement or any of the other Loan Documents, or under applicable law.
[Remainder of page intentionally left blank;
signature page follows]

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          IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to Loan Agreement to be executed as of the day and year first above written.

BORROWER:	WESTERN RESERVE BANCORP, INC.,
an Ohio corporation

By: /s/ Edward J. McKeon
Printed Name: Edward J. McKeon
Its: President

By: /s/ Cynthia A. Mahl
Printed Name: Cynthia A. Mahl
Its: Senior Vice President

BANK:	TCF NATIONAL BANK,
a national banking association

By: /s/ Adam C. Southard
Printed Name: Adam C. Southard
Its: Commercial Loan Officer

By: /s/ Guy J. Rau
Printed Name: Guy J. Rau
Its: Senior Vice President

EXHIBIT A
AMENDED AND RESTATED
PROMISSORY NOTE

$3,000,000	September 28, 2007
     FOR VALUE RECEIVED, WESTERN RESERVE BANCORP, INC., an Ohio corporation (the “Borrower”), promises to pay to the order of TCF NATIONAL BANK (the “Bank”), at its main office in Minneapolis, Minnesota, the principal amount of all Loans made by the Bank to the Borrower pursuant to Commitment A under the terms of the Loan Agreement (as hereinafter defined) and under this Note (each, a “Loan” or collectively the “Loans”). The aggregate principal amount of all Loans outstanding hereunder shall at no time exceed THREE MILLION DOLLARS ($3,000,000). The Loans shall be payable not later than the Due Date, as defined in the Loan Agreement.
     The unpaid principal amount of the Loans shall bear interest at the following rates per year, determined as provided hereinafter (each computed on the basis of the actual number of days elapsed and a year consisting of 360 days) and payable as follows:
     (a) At the Borrower’s option (which option shall be selected at the time the first Loan hereunder is requested), and subject to subsection (b) below, either (i) at the LIBOR Rate in effect from time to time per annum plus 1.50% per annum, or (ii) at the Base Rate in effect from time to time per annum less 1.10% per annum, in either case payable on the last day of each month of each year; and
     (b) Following the occurrence of an “Event of Default” (as defined in the Loan Agreement), at the rate per annum otherwise applicable to the Loans plus 4.00%, payable on demand (the “Default Rate”).
     For purposes of this Note, in addition to terms defined elsewhere and in the Loan Agreement (as defined below), (i) the term “LIBOR Rate” means, for each calendar month, either: (a) the most recently reported average of interbank offered rates for dollar deposits in the London market, for one-month maturities, as reported to the Bank, as of the twenty-fifth day of the immediately preceding month, by “The Bloomberg Financial Markets, Commodities and News”, a publicly-available financial reporting service, adjusted by the Bank, in its reasonable discretion, for any applicable reserve requirements or other costs imposed on the Bank generally; or (b) if such index is no longer available to the Bank, a similar successor index chosen by the Bank in its reasonable discretion, and (ii) the term “Base Rate” means the rate of interest established by the Bank in its sole discretion from time to time as its “prime rate” or “base rate”. The Bank may lend to its customers at rates that are equal to, greater than, or less than the LIBOR Rate or the Base Rate.
     In the event that the Borrower selects the pricing option based on the LIBOR Rate and any event shall make it unlawful for the Bank to make or maintain loans using the LIBOR Rate as an index, the Bank will, upon notice of such event to the Borrower, substitute another rate index in place of the LIBOR Rate.
     All payments of principal and interest shall be made in immediately available funds in lawful money of the United States of America.
     The Borrower hereby authorizes the Bank to rely upon the telephone or written instructions of any person identifying himself or herself as an authorized officer of the Borrower and upon any signature which the Bank believes to be genuine, and the Borrower shall be bound thereby in the same manner as if such person were authorized and such signature were genuine.
     This Note is the Note referred to in, and evidences indebtedness incurred under, the letter loan agreement dated as of May 5, 2003, as amended by a certain First Amendment to Loan Agreement dated as of March 31, 2005, as further amended by a certain Second Amendment to Loan Agreement dated as of June 30, 2005, and as further amended by a certain Third Amendment to Loan Agreement dated as of July 20, 2006, as further amended by a certain letter agreement dated as of February 6, 2007, as further amended by a Fifth Amendment to Loan Agreement and Waiver dated June 21, 2007, and as further amended by a Sixth Amendment to Loan Agreement bearing even date herewith (as amended and as it may be further amended, extended, renewed or replaced, the “Loan Agreement”) between the Borrower and the Bank, to which reference is made for a statement of the terms and provisions thereof, including those under which the Borrower is permitted and required to make prepayments and repayments of principal of such indebtedness and under which such indebtedness may be declared to be immediately due and payable. Certain capitalized terms used herein shall be defined as in the Loan Agreement.
     In the event that the interest or principal under this Note shall not be paid when due (upon declaration of an Event of Default or otherwise): (a) the Borrower shall pay all costs of collection of every kind, including but not limited to all reasonable attorneys’ fees, court costs, and expenses incurred by the Bank in connection with collection or the protection or enforcement of any rights hereunder whether or not any lawsuit is ever filed, and (b) the Bank or any other holder of this Note shall have the right to set off the indebtedness evidenced by this Note against any indebtedness of the Bank or such holder or any deposit of the Borrower with the Bank or such holder.
     The Borrower hereby waives presentment, demand, notice of dishonor, protest, and all other demands and notices in connection with this Note. No act of omission or commission of the Bank, including specifically any failure to exercise any right or remedy, shall be deemed to be a waiver or release of the same, such waiver or release to be made only in writing signed by the Bank.
     THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.
     THE BORROWER AND THE BANK (BY ACCEPTANCE HEREOF) EACH HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
     AT THE OPTION OF THE BANK, THIS NOTE MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS OR ST. PAUL, MINNESOTA; AND THE BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE BORROWER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE THE BANK, AT ITS OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE

ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.
     This Note supersedes and replaces, but does not evidence repayment of or constitute a novation with respect to, that certain Amended and Restated Promissory Note dated as of July 20, 2006 made payable by the Borrower to the order of the Bank in the original principal amount of up to $3,000,000.

WESTERN RESERVE BANCORP, INC.

By: /s/ Edward J. McKeon
Title: President

and

By: /s/ Cynthia A. Mahl
Title: Senior Vice President

EXHIBIT B
AMENDED AND RESTATED
PROMISSORY NOTE

$1,000,000	September 28, 2007
     FOR VALUE RECEIVED, WESTERN RESERVE BANCORP, INC., an Ohio corporation (the “Borrower”), promises to pay to the order of TCF NATIONAL BANK (the “Bank”), at its main office in Minneapolis, Minnesota, the principal amount of all Loans made by the Bank to the Borrower pursuant to Commitment B under the terms of the Loan Agreement (as hereinafter defined) and under this Note (each, a “Loan” or collectively the “Loans”). The aggregate principal amount of all Loans outstanding hereunder shall at no time exceed ONE MILLION DOLLARS ($1,000,000). The Loans shall be payable not later than the Due Date, as defined in the Loan Agreement.
     The unpaid principal amount of the Loans shall bear interest at the following rates per year, determined as provided hereinafter (each computed on the basis of the actual number of days elapsed and a year consisting of 360 days) and payable as follows:
     (a) At the Borrower’s option (which option shall be selected at the time the first Loan hereunder is requested), and subject to subsection (b) below, either (i) at the LIBOR Rate in effect from time to time per annum plus 1.50% per annum, or (ii) at the Base Rate in effect from time to time per annum less 1.10% per annum, in either case payable on the last day of each month of each year; and
     (b) Following the occurrence of an “Event of Default” (as defined in the Loan Agreement), at the rate per annum otherwise applicable to the Loans plus 4.00%, payable on demand (the “Default Rate”).
     For purposes of this Note, in addition to terms defined elsewhere and in the Loan Agreement (as defined below), (i) the term “LIBOR Rate” means, for each calendar month, either: (a) the most recently reported average of interbank offered rates for dollar deposits in the London market, for one-month maturities, as reported to the Bank, as of the twenty-fifth day of the immediately preceding month, by “The Bloomberg Financial Markets, Commodities and News”, a publicly-available financial reporting service, adjusted by the Bank, in its reasonable discretion, for any applicable reserve requirements or other costs imposed on the Bank generally; or (b) if such index is no longer available to the Bank, a similar successor index chosen by the Bank in its reasonable discretion, and (ii) the term “Base Rate” means the rate of interest established by the Bank in its sole discretion from time to time as its “prime rate” or “base rate”. The Bank may lend to its customers at rates that are equal to, greater than, or less than the LIBOR Rate or the Base Rate.
     In the event that the Borrower selects the pricing option based on the LIBOR Rate and any event shall make it unlawful for the Bank to make or maintain loans using the LIBOR Rate as an index, the Bank will, upon notice of such event to the Borrower, substitute another rate index in place of the LIBOR Rate.
     All payments of principal and interest shall be made in immediately available funds in lawful money of the United States of America.
     The Borrower hereby authorizes the Bank to rely upon the telephone or written instructions of any person identifying himself or herself as an authorized officer of the Borrower and upon any signature which the Bank believes to be genuine, and the Borrower shall be bound thereby in the same manner as if such person were authorized and such signature were genuine.
     This Note is the Note referred to in, and evidences indebtedness incurred under, the letter loan agreement dated as of May 5, 2003, as amended by a certain First Amendment to Loan Agreement dated as of March 31, 2005, as further amended by a certain Second Amendment to Loan Agreement dated as of June 30, 2005, and as further amended by a certain Third Amendment to Loan Agreement dated as of July 20, 2006, as amended by a certain letter agreement dated as of February 6, 2007, as further amended by a Fifth Amendment to Loan Agreement and Waiver dated June 21, 2007, and as further amended by a Sixth Amendment to Loan Agreement bearing even date herewith (as amended and as it may be further amended, extended, renewed or replaced, the “Loan Agreement”) between the Borrower and the Bank, to which reference is made for a statement of the terms and provisions thereof, including those under which the Borrower is permitted and required to make prepayments and repayments of principal of such indebtedness and under which such indebtedness may be declared to be immediately due and payable. Certain capitalized terms used herein shall be defined as in the Loan Agreement.
     In the event that the interest or principal under this Note shall not be paid when due (upon declaration of an Event of Default or otherwise): (a) the Borrower shall pay all costs of collection of every kind, including but not limited to all reasonable attorneys’ fees, court costs, and expenses incurred by the Bank in connection with collection or the protection or enforcement of any rights hereunder whether or not any lawsuit is ever filed, and (b) the Bank or any other holder of this Note shall have the right to set off the indebtedness evidenced by this Note against any indebtedness of the Bank or such holder or any deposit of the Borrower with the Bank or such holder.
     The Borrower hereby waives presentment, demand, notice of dishonor, protest, and all other demands and notices in connection with this Note. No act of omission or commission of the Bank, including specifically any failure to exercise any right or remedy, shall be deemed to be a waiver or release of the same, such waiver or release to be made only in writing signed by the Bank.
     THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.
     THE BORROWER AND THE BANK (BY ACCEPTANCE HEREOF) EACH HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
     AT THE OPTION OF THE BANK, THIS NOTE MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS OR ST. PAUL, MINNESOTA; AND THE BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE BORROWER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE THE BANK, AT ITS OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE

ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.
     This Note supersedes and replaces, but does not evidence repayment of or constitute a novation with respect to, that certain Promissory Note dated as of July 20, 2006 made payable by the Borrower to the order of the Bank in the original principal amount of up to $1,000,000.

WESTERN RESERVE BANCORP, INC.

By: /s/ Edward J. McKeon
Title: President

and

By: /s/ Cynthia A. Mahl
Title: Senior Vice President